The prospectus containing information for the Privileged Assets(R) Select Annuity filed electronically in Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-00041 on Form N-4, filed on or about April 27, 2000, is incorporated by reference.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       for

                       PRIVILEGED ASSETS(R) SELECT ANNUITY

                         ACL VARIABLE ANNUITY ACCOUNT 1

                                   May 1, 2000

                           Revised as of July 21, 2000

ACL Variable Annuity Account 1 is a separate account established and maintained by American Centurion Life Assurance Company (American Centurion Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number below. The prospectus is incorporated in this SAI by reference.

American Centurion Life Assurance Company
20 Madison Avenue Extension
Albany, NY  12203
518-452-4150 (Albany area)
800-633-3565

                                TABLE OF CONTENTS

Performance Information.................................................p. 3

Calculating Annuity Payouts.............................................p. 6

Rating Agencies.........................................................p. 6

Principal Underwriter...................................................p. 7

Independent Auditors....................................................p. 7

Financial Statements

PERFORMANCE INFORMATION
------------------------------------------------------------------------------

The subaccounts may quote various performance figures to illustrate past performance. We base total return and current yield quotations (if applicable) on standardized methods of computing performance as required by the Securities and Exchange Commission (SEC). An explanation of the methods used to compute performance follows below.

Average Annual Total Return

We will express quotations of average annual total return for the subaccounts in terms of the average annual compounded rate of return of a hypothetical investment in the certificate over a period of one, five and ten years (or, if less, up to the life of the subaccounts), calculated according to the following formula:

                                              P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof)

We calculated the following performance figures on the basis of historical performance of each fund. We show actual performance from the date the subaccounts began investing in the funds. We also show performance from the commencement date of the funds as if the certificate existed at that time, which it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.


Average Annual Total Return For Periods Ending Dec. 31, 1999

                                                           Performance since
                                                          commencement of the                    Performance since
                                                              subaccount                    commencement of the Fund**
                                                                      Since
Subaccount                                              1 Year     commencement                                     Since
                Investing In:                                                      1 Year     5 Years   10 Years   commencement
                -------------------------------------                             ---------  ---------  ---------  -------------

                AXPSM VARIABLE PORTFOLIO                                                                                 %
  DSI             Bond Fund (12/96; 10/81)*             0.69%         2.81%         0.69%      6.94%      7.10%         9.62%
  DCR             Capital Resource Fund (12/96;        22.52         21.34         22.52      20.15      14.36         14.83
                  10/81)
  DMS             Cash Management Fund (12/96; 10/81)   3.69          3.96          3.69       4.07       3.86          5.53
  DIE             International Fund (12/96; 1/92)     44.18         18.81         44.18      15.04        --          12.25
  DMG             Managed Fund (12/96; 4/86)           13.70         14.85         13.70      17.04      12.41         11.76
  DAG             Strategy Aggressive Fund (12/96;     69.33         23.65         69.33      23.56        --          15.86
                  1/92)

                AMERICAN CENTURY VARIABLE
                PORTFOLIOS, INC.
  DGR             VP Capital Appreciation (12/96;      62.89         13.19         62.89      13.17      10.28         10.92
                  11/87)
  DVL             VP Value (12/96; 5/96)               -1.84          8.68         -1.84        --         --          10.00

                INVESCO
  DII             VIF - Equity Income Fund (12/96;     13.70         17.52         13.70     20.60         --          19.04
                  8/94)

                JANUS ASPEN SERIES
  DSG             Growth Portfolio: Institutional      42.55         31.59         42.55      28.60        --          23.03
                  Shares (12/96; 9/93)
  DWG             Worldwide Growth Portfolio:          62.82         34.59         62.82      32.27        --          28.41
                  Institutional Shares (12/96; 9/93)

                WARBURG PINCUS TRUST
  DVC             Global Post-Venture Capital          61.87         22.44         61.87        --         --          20.58
                  Portfolio (12/96; 9/96)

*    (Commencement dates of the subaccounts; Commencement dates of the Funds)
** Current applicable charges deducted from fund performance include a $30 administrative charge and a 1% mortality and expense risk fee.

Cumulative Total Return

Cumulative total return represents the cumulative change in the value of an investment for a given period (reflecting change in a subaccount's accumulation unit value). We compute cumulative total return by using the following formula:

                                                 ERV - P
                                                ---------
                                                    P

where:                P =  a hypothetical initial payment of $1,000
                    ERV =  Ending  Redeemable  Value of a hypothetical  $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof).

Total return figures assume you surrender the entire certificate value at the end of the one, five, and ten year periods (or, if less, up to the life of the subaccount). In addition, total return figures reflect the deduction of all other applicable charges including the administrative charge and the mortality and expense risk fee.

Calculation of Yield for Subaccounts Investing in Money Market Funds

Annualized Simple Yield:

For the subaccounts investing in money market funds, we base quotations of simple yield on:

     (a) the change in the value of a hypothetical subaccount (exclusive of capital changes and income other than investment income) at the beginning of a particular seven-day period;
     (b) less a pro rata share of the subaccount expenses accrued over the period;
     (c) dividing this difference by the value of the subaccount at the beginning of the period to obtain the base period return; and
     (d)  multiplying the base period return by 365/7.

The subaccount's value includes:
o  any declared dividends,
o  the value of any shares purchased with dividends paid during the period, and
o  any dividends declared for such shares.

It does not include any realized or unrealized gains or losses.

Annualized Compound Yield:

We calculate compound yield using the base period return described above, which we then compound according to the following formula:

Compound Yield = [(Base Period Return + 1)365/7] -1

Annualized Yields Based on the Seven-Day Period Ending Dec. 31, 1999

Subaccount    Investing In:                  Simple Yield      Compound Yield
----------    -------------                  ------------      --------------
DMS           AXPSM Variable Portfolio -        5.01%              5.14%
              Cash Management Fund

You must consider (when comparing an investment in subaccounts investing in money market funds with fixed annuities) that fixed annuities often provide an agreed-to or guaranteed yield for a stated period of time, whereas the subaccount's yield fluctuates. In comparing the yield of the subaccount to a money market fund, you should consider the different services that the certificate provides.

Annualized Yield for Subaccounts Investing in Income Funds

For the subaccounts investing in income funds, we base quotations of yield on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and compute it by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

                                        YIELD = 2[(  a-b  + 1)6 - 1]
                                                    ----
                                                     cd

where: a = dividends and investment income earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends
            d = the maximum offering price per accumulation unit on the last day of the period

The subaccount earns yield from the increase in the net asset value of shares of the fund in which it invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

Annualized Yield Based on the 30-Day Period Ended Dec. 31, 1999

Subaccount     Investing In:                                    Yield
----------     -------------                                    -----
DSI            AXPSM Variable Portfolio - Bond Fund             7.47%

The yield on the subaccount's accumulation unit may fluctuate daily and does not provide a basis for determining future yields.

Independent rating or statistical services or publishers or publications such as those listed below may quote subaccount performance, compare it to rankings, yields or returns, or use it in variable annuity accumulation or settlement illustrations they publish or prepare.

         The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily,
         Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News & World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

CALCULATING ANNUITY PAYOUTS

We guarantee the fixed annuity payout amounts. Once calculated, the payout will remain the same and never change. To calculate annuity payouts we:

o take the total value of the fixed account and the subaccounts at the annuity start date or the date selected to begin receiving annuity payouts; then
o using an annuity table we apply the value according to the annuity payout plan selected.

The annuity payout table we use will be the one in effect at the time chosen to begin annuity payouts. The table will be equal to or greater than the table in the contract.

RATING AGENCIES

The following chart reflects the ratings given to us by independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the certificate. This information relates only to the fixed account and reflects our ability to make annuity payouts and to pay death benefits and other distributions from the certificate.


    Rating Agency                   Rating
-----------------------      -----------------------
      A.M. Best                   A+
                              (Superior)

    Duff & Phelps                AAA

A.M. Best's superior rating reflects our strong distribution network, favorable overall balance sheet, consistently improving profitability, adequate level of capitalization and asset/liability management expertise.

Duff & Phelps rating reflects our consistently excellent profitability record, leadership position in chosen markets, stable operating leverage and effective use of asset/liability management techniques.

PRINCIPAL UNDERWRITER

The principal underwriter for the contract is American Express Financial Advisors Inc. (AEFA) which offers the contract on a continuous basis.

INDEPENDENT AUDITORS

The financial statements appearing in this SAI have been audited by Ernst & Young LLP (1400 Pillsbury Center, 200 South Sixth Street, Minneapolis, MN 55402), independent auditors, as stated in their report appearing herein.

FINANCIAL STATEMENTS

ACL Variable Annuity Account 1

Annual Financial Information

Report of Independent Auditors

The Board of Directors
American Centurion Life Assurance Company

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of ACL Variable Annuity Account 1 (comprised of subaccounts DSI, DCR, DMS, DIE, DMG, DAG, DGR, DVL, DII, DSG, DWG, and DVC) as of December 31, 1999, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of American Centurion Life Assurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of ACL Variable Annuity Account 1 (as described above) at December 31, 1999, and the individual and combined results of their operations and changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.



ERNST & YOUNG LLP
Minneapolis, Minnesota
March 17, 2000


ACL Variable Annuity Account 1

Statements of Net Assets
December 31, 1999

                                                                            Segregated Asset Subaccounts
Assets                                                    DSI                  DCR                  DMS                  DIE
Investments in shares of mutual funds and portfolios:
  at cost                                               $ 21,893            $ 130,675             $ 51,918             $ 14,606
                                                        --------            ---------             --------             --------
  at market value                                       $ 19,972            $ 147,549             $ 51,918             $ 18,063
Dividends receivable                                         122                   --                  204                   --
Accounts receivable from American Centurion Life
for certificate purchase paymennts                            --                  123                   --                   --
Receivable from mutual funds and portfolios
for share redemptions                                         --                   --                   --                   --
Total assets                                              20,094              147,672               52,122               18,063

Liabilities
Payable to American Centurion Life for:
  Mortality and expense risk fee                              16                  125                   39                   15
  Certificate terminations                                    --                   --                   --                   --
Payable to mutual funds and portfolios
for investments purchased                                     --                   --                   --                   --
                                                            ----                -----                 ----                 ----
Total liabilities                                             16                  125                   39                   15
                                                              --                  ---                   --                   --
Net assets applicable to contracts
in accumulation period                                  $ 20,078            $ 147,547             $ 52,083             $ 18,048
                                                        ========            =========             ========             ========
Accumulation units outstanding                            18,703               81,627               46,428               10,649
                                                          ======               ======               ======               ======
Net asset value per accumulation unit                     $ 1.07               $ 1.81               $ 1.12               $ 1.69
                                                          ======               ======               ======               ======

Assets                                                      DMG                   DAG
Investments in shares of mutual funds and portfolios:
  at cost                                                 $ 99,331             $ 74,287
                                                          --------             --------
  at market value                                        $ 105,903            $ 110,353
Dividends receivable                                            --                   --
Accounts receivable from American Centurion Life
for certificate purchase paymennts                             123                   10
Receivable from mutual funds and portfolios
for share redemptions                                           --                   --
                                                            ------              -------
Total assets                                               106,026              110,363
                                                           =======              =======

Liabilities
Payable to American Centurion Life for:
  Mortality and expense risk fee                                92                   93
  Certificate terminations                                      --                   --
Payable to mutual funds and portfolios
for investments purchased                                       --                   --
                                                              ----                 ----
Total liabilities                                               92                   93
                                                                --                   --
Net assets applicable to contracts
in accumulation period                                   $ 105,934            $ 110,270
                                                         =========            =========
Accumulation units outstanding                              69,340               57,585
                                                            ======               ======
Net asset value per accumulation unit                       $ 1.53               $ 1.91
                                                            ======               ======

See accompanying notes to financial statements.


ACL Variable Annuity Account 1

Statements of Net Assets
December 31, 1999

                                                                         Segregated Asset Subaccounts
Assets                                                 DGR                  DVL                  DII                  DSG
Investments in shares of mutual funds
and portfolios:
  at cost                                           $ 45,163             $ 71,837            $ 265,278            $ 743,242
                                                    --------             --------            ---------            ---------
  at market value                                   $ 72,138             $ 67,951            $ 318,667          $ 1,095,504
Dividends receivable                                      --                   --                   --                   --
Accounts receivable from American Centurion Life
for certificate purchase paymennts                     1,480                  890                  788                2,107
Receivable from mutual funds and portfolios
for share redemptions                                     59                   57                  273                  957
                                                          --                   --                  ---                  ---
                                                       -----               ------              -------             --------
Total assets                                          73,677               68,898              319,728            1,098,568
                                                      ======               ======              =======            =========

Liabilities
Payable to American Centurion Life for:
  Mortality and expense risk fee                          59                   57                  273                  957
  Certificate terminations                                --                   --                   --                   --
Payable to mutual funds and portfolios
for investments purchased                              1,480                  890                  788                2,107
                                                       -----                  ---                  ---                -----
Total liabilities                                      1,539                  947                1,061                3,064
                                                       -----                  ---                -----                -----
Net assets applicable to contracts
in accumulation period                              $ 72,138             $ 67,951            $ 318,667          $ 1,095,504
                                                    ========             ========            =========          ===========
Accumulation units outstanding                        49,296               52,683              194,220              472,464
                                                      ======               ======              =======              =======
Net asset value per accumulation unit                 $ 1.46               $ 1.29               $ 1.64               $ 2.32
                                                      ======               ======               ======               ======

                                                                                              Combined
                                                                                              Variable
Assets                                                 DWG                   DVC               Account
Investments in shares of mutual funds
and portfolios:
  at cost                                           $ 819,055             $ 67,252         $ 2,404,537
                                                    ---------             --------         -----------
  at market value                                 $ 1,174,163            $ 126,272         $ 3,308,453
Dividends receivable                                       --                   --                 326
Accounts receivable from American Centurion Life
for certificate purchase paymennts                        844                   --               6,365
                                                          ---               ------               -----
Receivable from mutual funds and portfolios
for share redemptions                                     956                  152               2,454
                                                          ---                  ---               -----
Total assets                                        1,175,963              126,424           3,317,598
                                                    =========              =======           =========

Liabilities
Payable to American Centurion Life for:
  Mortality and expense risk fee                          956                  108               2,790
  Certificate terminations                                 --                   44                  44
Payable to mutual funds and portfolios
for investments purchased                                 844                   --               6,109
                                                          ---                 ----               -----
Total liabilities                                       1,800                  152               8,943
Net assets applicable to contracts
in accumulation period                            $ 1,174,163            $ 126,272         $ 3,308,655
                                                  ===========            =========         ===========
Accumulation units outstanding                        462,165               67,479
                                                      =======               ======
Net asset value per accumulation unit                  $ 2.54               $ 1.87
                                                       ======               ======


See accompanying notes to financial statements.


ACL Variable Annuity Account 1

Statements of Operations
Year ended December 31, 1999

                                                                          Segregated Asset Subaccounts
Investment income                                      DSI                  DCR                  DMS                  DIE
Dividend income from mutual funds and portfolios    $ 1,283             $ 13,119              $ 2,278              $ 2,295
Mortality and expense risk fee                          186                1,053                  484                  147
                                                        ---                -----                  ---                  ---
Investment income (loss) - net                        1,097               12,066                1,794                2,148
                                                      =====               ======                =====                =====

Realized and unrealized gain (loss)
on investments - net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
  Proceeds from sales                                 7,224               15,876              437,245               11,249
  Cost of investments sold                            7,706               13,843              437,245                9,960
                                                      -----               ------              -------                -----
Net realized gain (loss) on investments                (482)               2,033                   --                1,289
Net change in unrealized appreciation or
depreciation of investments                            (463)              10,440                   (2)               2,223
                                                       ----               ------                   --                -----
Net gain (loss) on investments                         (945)              12,473                   (2)               3,512
                                                       ----               ------                   --                -----
Net increase (decrease) in net assets
resulting from operations                             $ 152             $ 24,539              $ 1,792              $ 5,660
                                                      =====             ========              =======              =======

Investment income                                      DMG                  DAG
Dividend income from mutual funds and portfolios     $ 7,552             $ 8,266
Mortality and expense risk fee                           987                 771
                                                         ---                 ---
Investment income (loss) - net                         6,565               7,495
                                                       =====               =====

Realized and unrealized gain (loss)
on investments - net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
  Proceeds from sales                                 20,545              31,112
  Cost of investments sold                            19,969              28,871
                                                      ------              ------
Net realized gain (loss) on investments                  576               2,241
Net change in unrealized appreciation or
depreciation of investments                            6,094              36,821
                                                       -----              ------
Net gain (loss) on investments                         6,670              39,062
                                                       -----              ------
Net increase (decrease) in net assets
resulting from operations                           $ 13,235            $ 46,557
                                                    ========            ========


See accompanying notes to financial statements.


ACL Variable Annuity Account 1

Statements of Operations
Year ended December 31, 1999

                                                                          Segregated Asset Subaccounts
Investment income                                       DGR                  DVL                  DII                  DSG
Dividend income from mutual funds and portfolios         $--              $ 6,955              $ 5,445              $ 7,066
Mortality and expense risk fee                           466                  672                3,069                9,482
                                                         ---                  ---                -----                -----
Investment income (loss) - net                          (466)               6,283                2,376               (2,416)
                                                        ====                =====                =====               ======

Realized and unrealized gain (loss)
on investments - net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
  Proceeds from sales                                 15,637                7,366               92,164              443,045
  Cost of investments sold                            14,409                7,130               76,732              344,134
                                                      ------                -----               ------              -------
Net realized gain (loss) on investments                1,228                  236               15,432               98,911
Net change in unrealized appreciation or
depreciation of investments                           24,787               (7,626)              23,834              251,569
                                                      ------               ------               ------              -------
Net gain (loss) on investments                        26,015               (7,390)              39,266              350,480
                                                      ------               ------               ------              -------
Net increase (decrease) in net assets
resulting from operations                           $ 25,549             $ (1,107)            $ 41,642            $ 348,064
                                                    ========             ========             ========            =========

                                                                                              Combined
                                                                                              Variable
Investment income                                      DWG                   DVC               Account
Dividend income from mutual funds and portfolios     $ 1,122                  $--             $ 55,381
Mortality and expense risk fee                         6,486                  848               24,651
                                                       -----                  ---               ------
Investment income (loss) - net                        (5,364)                (848)              30,730
                                                      ======                 ====               ======

Realized and unrealized gain (loss)
on investments - net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
  Proceeds from sales                                672,427               22,684            1,776,574
  Cost of investments sold                           604,660               18,578            1,583,237
                                                     -------               ------            ---------
Net realized gain (loss) on investments               67,767                4,106              193,337
Net change in unrealized appreciation or
depreciation of investments                          306,625               43,976              698,278
                                                     -------               ------              -------
Net gain (loss) on investments                       374,392               48,082              891,615
                                                     -------               ------              -------
Net increase (decrease) in net assets
resulting from operations                          $ 369,028             $ 47,234            $ 922,345
                                                   =========             ========            =========


See accompanying notes to financial statements.


ACL Variable Annuity Account 1

Statements of Changes in Net Assets
Year ended December 31, 1999

                                                                        Segregated Asset Subaccounts
Operations                                            DSI                  DCR                  DMS                  DIE
Investment income (loss) - net                      $ 1,097             $ 12,066              $ 1,794              $ 2,148
Net realized gain (loss) on investments                (482)               2,033                   --                1,289
Net change in unrealized appreciation or
depreciation of investments                            (463)              10,440                   (2)               2,223
                                                       ----               ------                   --                -----
Net increase (decrease) in net assets
resulting from operations                               152               24,539                1,792                5,660
                                                        ===               ======                =====                =====

Certificate transactions
Certificate purchase payments                         2,618               19,672              350,846                2,003
Net transfers*                                       (4,761)              35,444             (484,337)              (6,162)
Certificate charges                                     (30)                (136)                 (11)                 (57)
Certificate terminations:
  Surrender benefits                                   (322)              (7,144)                 (57)                (442)
  Death benefits                                         --                   --                   --                   --
                                                       ----                -----               ------                 ----
Increase (decrease) from certificate transactions    (2,495)              47,836             (133,559)              (4,658)
                                                     ------               ------             --------               ------
Net assets at beginning of year                      22,421               75,172              183,850               17,046
                                                     ------               ------              -------               ------
Net assets at end of year                          $ 20,078            $ 147,547             $ 52,083             $ 18,048
                                                   ========            =========             ========             ========

Accumulation unit activity
Units outstanding at beginning of year               21,035               50,716              169,770               14,542
Certificate purchase payments                         2,458               12,425              317,757                1,594
Net transfers*                                       (4,456)              22,914             (441,037)              (5,064)
Certificate charges                                     (29)                 (85)                 (10)                 (44)
Certificate terminations:
  Surrender benefits                                   (305)              (4,343)                 (52)                (379)
  Death benefits                                         --                   --                   --                   --
                                                       ----                -----               ------                -----
Units outstanding at end of year                     18,703               81,627               46,428               10,649
                                                     ======               ======               ======               ======

Operations                                            DMG                   DAG
Investment income (loss) - net                      $ 6,565              $ 7,495
Net realized gain (loss) on investments                 576                2,241
Net change in unrealized appreciation or
depreciation of investments                           6,094               36,821
                                                      -----               ------
Net increase (decrease) in net assets
resulting from operations                            13,235               46,557
                                                     ======               ======

Certificate transactions
Certificate purchase payments                        12,737                7,874
Net transfers*                                       11,182               (9,954)
Certificate charges                                    (150)                (147)
Certificate terminations:
  Surrender benefits                                (15,884)              (6,966)
  Death benefits                                         --                   --
                                                       ----                -----
Increase (decrease) from certificate transactions     7,885               (9,193)
                                                      -----               ------
Net assets at beginning of year                      84,814               72,906
                                                     ------               ------
Net assets at end of year                         $ 105,934            $ 110,270
                                                  =========            =========

Accumulation unit activity
Units outstanding at beginning of year               62,875               64,794
Certificate purchase payments                         9,145                6,454
Net transfers*                                        8,233               (9,230)
Certificate charges                                    (108)                (121)
Certificate terminations:
  Surrender benefits                                (10,805)              (4,312)
  Death benefits                                         --                   --
                                                       ----                -----
Units outstanding at end of year                     69,340               57,585
                                                     ======               ======

*Includes  transfer activity from (to) other subaccounts and transfers from (to)
American  Centurion Life's fixed account.

See  accompanying  notes to financial statements.


ACL Variable Annuity Account 1

Statements of Changes in Net Assets
Year ended December 31, 1999

                                                                          Segregated Asset Subaccounts
Operations                                              DGR                  DVL                  DII                  DSG
Investment income (loss) - net                        $ (466)             $ 6,283              $ 2,376             $ (2,416)
Net realized gain (loss) on investments                1,228                  236               15,432               98,911
Net change in unrealized appreciation or
depreciation of investments                           24,787               (7,626)              23,834              251,569
                                                      ------               ------               ------              -------
Net increase (decrease) in net assets
resulting from operations                             25,549               (1,107)              41,642              348,064
                                                      ======               ======               ======              =======

Certificate transactions
Certificate purchase payments                          6,814                4,773               25,209               67,877
Net transfers*                                         2,976                1,057                8,922              144,587
Certificate charges                                     (103)                 (56)                (323)                (570)
Certificate terminations:
  Surrender benefits                                  (9,293)              (2,056)             (75,247)             (37,478)
  Death benefits                                          --                   --                   --                   --
                                                       -----               ------                -----               ------
Increase (decrease) from certificate transactions        394                3,718              (41,439)             174,416
                                                         ---                -----              -------              -------
Net assets at beginning of year                       46,195               65,340              318,464              573,024
                                                      ------               ------              -------              -------
Net assets at end of year                           $ 72,138             $ 67,951            $ 318,667          $ 1,095,504
                                                    ========             ========            =========          ===========

Accumulation unit activity
Units outstanding at beginning of year                51,413               49,686              220,592              352,386
Certificate purchase payments                          6,372                3,570               16,213               36,385
Net transfers*                                         1,639                  933                5,388              104,110
Certificate charges                                     (109)                 (41)                (210)                (315)
Certificate terminations:
  Surrender benefits                                 (10,019)              (1,465)             (47,763)             (20,102)
  Death benefits                                          --                   --                   --                   --
                                                       -----               ------              -------                -----
Units outstanding at end of year                      49,296               52,683              194,220              472,464
                                                      ======               ======              =======              =======

                                                                                              Combined
                                                                                              Variable
Operations                                              DWG                   DVC              Account
Investment income (loss) - net                       $ (5,364)              $ (848)           $ 30,730
Net realized gain (loss) on investments                67,767                4,106             193,337
Net change in unrealized appreciation or
depreciation of investments                           306,625               43,976             698,278
                                                      -------               ------             -------
Net increase (decrease) in net assets
resulting from operations                             369,028               47,234             922,345
                                                      =======               ======             =======

Certificate transactions
Certificate purchase payments                          45,315                5,669             551,407
Net transfers*                                        276,262              (12,393)            (37,177)
Certificate charges                                      (585)                 (40)             (2,208)
Certificate terminations:
  Surrender benefits                                  (41,999)                (563)           (197,451)
  Death benefits                                       (2,756)                  --              (2,756)
                                                       ------               ------              ------
Increase (decrease) from certificate transactions     276,237               (7,327)            311,815
                                                      -------               ------             -------
Net assets at beginning of year                       528,898               86,365           2,074,495
                                                      -------               ------           ---------
Net assets at end of year                         $ 1,174,163            $ 126,272         $ 3,308,655
                                                  ===========            =========         ===========

Accumulation unit activity
Units outstanding at beginning of year                339,084               74,697
Certificate purchase payments                          25,191                4,615
Net transfers*                                        123,216              (11,328)
Certificate charges                                      (336)                 (33)
Certificate terminations:
  Surrender benefits                                  (23,350)                (472)
  Death benefits                                       (1,640)                  --
                                                       ------                -----
Units outstanding at end of year                      462,165               67,479
                                                      =======               ======

*Includes  transfer activity from (to) other subaccounts and transfers from (to)
American  Centurion Life's fixed account.

See  accompanying  notes to financial statements.

ACL Variable Annuity Account 1

Statements of Changes in Net Assets
Year ended December 31, 1998
                                                                             Segregated Asset Subaccounts
Operations                                                DSI                   DCR                   DMS                    DIE
Investment income (loss) - net                         $ 1,361               $ 4,304                $ 4,761                  $ 52
Net realized gain (loss) on investments                   (257)                   94                      1                   223
Net change in unrealized appreciation or
depreciation of investments                             (1,222)                5,923                      2                 1,882
                                                        ------                 -----                      -                 -----
Net increase (decrease) in net assets
resulting from operations                                 (118)               10,321                  4,764                 2,157
                                                          ====                ======                  =====                 =====

Certificate transactions
Certificate purchase payments                            3,159                 6,247                423,167                 2,107
Net transfers*                                           5,586                34,931               (440,645)               (1,009)
Certificate charges                                        (32)                  (80)                    (2)                  (54)
Certificate terminations:
  Surrender benefits                                    (2,005)               (4,076)                    --                  (886)
                                                        ------                ------                                         ----
Increase (decrease) from certificate transactions        6,708                37,022                (17,480)                  158
                                                         -----                ------                -------                   ---
Net assets at beginning of year                         15,831                27,829                196,566                14,731
                                                        ------                ------                -------                ------
Net assets at end of year                             $ 22,421              $ 75,172              $ 183,850              $ 17,046
                                                      ========              ========              =========              ========

Accumulation unit activity
Units outstanding at beginning of year                  14,926                23,022                188,943                14,411
Certificate purchase payments                            2,938                 4,760                399,642                 1,864
Net transfers*                                           5,041                26,094               (418,814)                 (871)
Certificate charges                                        (30)                  (64)                    (1)                  (48)
Certificate terminations:
  Surrender benefits                                    (1,840)               (3,096)                    --                  (814)
                                                        ------                ------                                         ----
Units outstanding at end of year                        21,035                50,716                169,770                14,542
                                                        ======                ======                =======                ======

Operations                                                DMG                    DAG
Investment income (loss) - net                         $ 8,558               $ 4,027
Net realized gain (loss) on investments                  2,697                 1,885
Net change in unrealized appreciation or
depreciation of investments                                824                  (647)
                                                           ---                  ----
Net increase (decrease) in net assets
resulting from operations                               12,079                 5,265
                                                        ======                 =====

Certificate transactions
Certificate purchase payments                            6,484                 6,904
Net transfers*                                          17,594                14,251
Certificate charges                                       (105)                 (117)
Certificate terminations:
  Surrender benefits                                    (2,814)                 (239)
                                                        ------                  ----
Increase (decrease) from certificate transactions       21,159                20,799
                                                        ------                ------
Net assets at beginning of year                         51,576                46,842
                                                        ------                ------
Net assets at end of year                             $ 84,814              $ 72,906
                                                      ========              ========

Accumulation unit activity
Units outstanding at beginning of year                  43,796                42,084
Certificate purchase payments                            5,255                 6,256
Net transfers*                                          16,151                16,789
Certificate charges                                        (84)                  (99)
Certificate terminations:
  Surrender benefits                                    (2,243)                 (236)
                                                        ------                  ----
Units outstanding at end of year                        62,875                64,794
                                                        ======                ======

*Includes  transfer activity from (to) other subaccounts and transfers from (to)
American  Centurion Life's fixed account.

See  accompanying  notes to financial statements.


ACL Variable Annuity Account 1

Statements of Changes in Net Assets
Year ended December 31, 1998
                                                                           Segregated Asset Subaccounts
Operations                                             DGR                   DVL                   DII                    DSG
Investment income (loss) - net                       $ 1,859               $ 3,001               $ 13,515              $ 23,815
Net realized gain (loss) on investments               (6,909)                  569                  3,090                (4,862)
Net change in unrealized appreciation or
depreciation of investments                            2,844                (1,870)                15,916                82,115
                                                       -----                ------                 ------                ------
Net increase (decrease) in net assets
resulting from operations                             (2,206)                1,700                 32,521               101,068
                                                      ======                 =====                 ======               =======

Certificate transactions
Certificate purchase payments                          6,866                 4,082                 20,730                35,395
Net transfers*                                         2,832                18,238                 74,558               175,149
Certificate charges                                      (89)                   (9)                  (171)                 (204)
Certificate terminations:
Surrender benefits                                        --                    --                 (4,747)              (10,164)
                                                       -----               -------                 ------               -------
Increase (decrease) from certificate transactions      9,609                22,311                 90,370               200,176
                                                       -----                ------                 ------               -------
Net assets at beginning of year                       38,792                41,329                195,573               271,780
                                                      ------                ------                -------               -------
Net assets at end of year                           $ 46,195              $ 65,340              $ 318,464             $ 573,024
                                                    ========              ========              =========             =========

Accumulation unit activity
Units outstanding at beginning of year                41,823                32,637                154,631               229,764
Certificate purchase payments                          7,620                 3,035                 15,382                26,249
Net transfers*                                         2,066                14,021                 54,277               104,139
Certificate charges                                      (96)                   (7)                  (126)                 (155)
Certificate terminations:
Surrender benefits                                        --                    --                 (3,572)               (7,611)
                                                       -----                ------                 ------                ------
Units outstanding at end of year                      51,413                49,686                220,592               352,386
                                                      ======                ======                =======               =======

                                                                                                Combined
                                                                                                Variable
Operations                                            DWG                    DVC                 Account
Investment income (loss) - net                      $ 13,700                $ (771)             $ 55,119
Net realized gain (loss) on investments               29,016                   (12)               20,892
Net change in unrealized appreciation or
depreciation of investments                           31,627                 5,155               135,787
                                                      ------                 -----               -------
Net increase (decrease) in net assets
resulting from operations                             74,343                 4,372               211,798
                                                      ======                 =====               =======

Certificate transactions
Certificate purchase payments                         32,002                 4,027               103,102
Net transfers*                                       134,946                 7,404               413,127
Certificate charges                                     (465)                  (34)                 (972)
Certificate terminations:
Surrender benefits                                   (18,342)                 (246)              (33,499)
                                                     -------                  ----               -------
Increase (decrease) from certificate transactions    148,141                11,151               481,758
                                                     -------                ------               -------
Net assets at beginning of year                      306,414                70,842               924,730
                                                     -------                ------               -------
Net assets at end of year                          $ 528,898              $ 86,365           $ 1,618,286
                                                   =========              ========           ===========

Accumulation unit activity
Units outstanding at beginning of year               251,604                64,614
Certificate purchase payments                         22,301                 3,737
Net transfers*                                        78,497                 6,612
Certificate charges                                     (336)                  (30)
Certificate terminations:
Surrender benefits                                   (12,982)                 (236)
                                                     -------                  ----
Units outstanding at end of year                     339,084                74,697
                                                     =======                ======

*Includes  transfer activity from (to) other subaccounts and transfers from (to)
American  Centurion Life's fixed account.

See  accompanying  notes to financial statements.



ACL Variable Annuity Account 1

Notes to Financial Statements

1. ORGANIZATION

ACL Variable Annuity Account 1 (the Account) was established  under New York law on Feb. 9, 1995 and the  subaccounts  are  registered  together as a single unit
investment  trust  of  American   Centurion  Life  Assurance  Company  (American
Centurion  Life) under the Investment  Company Act of 1940, as amended (the 1940
Act). Operations of the Account commenced on Jan. 1, 1997.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as diversified, open-end management investment companies and have the following investment managers.

Subaccount       Invests exclusively in shares of                     Investment Manager
DSI              AXP SM Variable Portfolio-- Bond Fund                IDS Life Insurance Company 1
DCR              AXPSM Variable Portfolio-- Capital Resource Fund     IDS Life Insurance Company 1
DMS              AXP SM Variable Portfolio-- Cash Management Fund     IDS Life Insurance Company 1
DIE              AXPSM Variable Portfolio-- International Fund        IDS Life Insurance Company 2
DMG              AXPSM Variable Portfolio-- Managed Fund              IDS Life Insurance Company 1
DAG              AXPSM Variable Portfolio-- Strategy Aggressive       IDS Life Insurance Company 1
                 Fund
DGR              American Century VP Capital Appreciation             American Century Investment Management, Inc.
DVL              American Century VP Value                            American Century Investment Management, Inc.
DII              INVESCO VIF -- Equity Income Fund                    INVESCO Funds Group, Inc.
DSG              Janus Aspen Series Growth Portfolio: Institutional   Janus Capital Corporation
                 Shares
DWG              Janus Aspen Series Worldwide Growth Portfolio:       Janus Capital Corporation
                 Institutional Shares
DVC              Warburg Pincus Trust-- Global Post-Venture Capital   Warburg Pincus Asset Management, Inc.
                 Portfolio

1 American Express Financial Corporation (AEFC) is the investment advisor.
2 AEFC  is  the  investment   advisor.   American   Express  Asset   Management
  International Inc. is the sub-investment advisor.

The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by American Centurion Life.

American Centurion Life serves as issuer of the contracts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold.
The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized  appreciation  or  depreciation  of investments  in the  accompanying
financial   statements   represents  the   subaccounts'   share  of  the  Funds'
undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal Income Taxes

American Centurion Life is taxed as a life insurance company. The Account is treated as part of American Centurion Life for federal income tax purposes.
Under existing tax law, no income taxes are payable with respect to any investment income of the Account.

3. MORTALITY AND EXPENSE RISK FEE

American Centurion Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account.
The mortality and expense risk fee paid to American Centurion Life is computed daily and is equal, on an annual basis, to 1% of the average daily net assets of the subaccounts.

4. CERTIFICATE ADMINISTRATIVE CHARGES

An annual charge of $30 is deducted from the certificate value of each Privileged Assets Select Annuity certificate. The annual charges are deducted on each certificate anniversary for administrative services provided to the Account by American Centurion Life. The deduction is allocated to the subaccounts on a pro-rata basis. American Centurion Life does not anticipate that it will make any profit on this charge. If the total purchase payments (less partial surrenders) on a certificate anniversary are at least $10,000 the charge will be waived. American Centurion Life reserves the right to increase the charge in the future, however, in no event will the charge exceed $50 per year.

5. INVESTMENT IN SHARES

The subaccounts' investment in shares of the Funds as of Dec. 31, 1999 were as follows:

Subaccount         Investment                                                              Shares            NAV
DSI                AXP SM Variable Portfolio-- Bond Fund                                    1,894         $10.54
DCR                AXPSM Variable Portfolio-- Capital Resource Fund                         4,054          36.40
DMS                AXP SM Variable Portfolio-- Cash Management Fund                        51,924           1.00
DIE                AXPSM Variable Portfolio-- International Fund                              932          19.38
DMG                AXPSM Variable Portfolio-- Managed Fund                                  5,344          19.82
DAG                AXPSM Variable Portfolio-- Strategy Aggressive Fund                      4,614          23.92
DGR                American Century VP Capital Appreciation                                 4,861          14.84
DVL                American Century VP Value                                               11,420           5.95
DII                INVESCO VIF-- Equity Income Fund                                        15,167          21.01
DSG                Janus Aspen Series Growth Portfolio: Institutional Shares               32,556          33.65
DWG                Janus Aspen Series Worldwide Growth Portfolio: Institutional            24,590          47.75
                   Shares
DVC                Warburg Pincus Trust-- Global Post-Venture Capital Portfolio             6,556          19.26

6. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares,  including reinvestment of dividend distributions, were as follows:
                                                                                 Year ended Dec. 31,
Subaccount       Investment                                                               1999              1998
DSI              AXP SM Variable Portfolio-- Bond Fund                                $  5,720          $ 44,944
DCR              AXPSM Variable Portfolio-- Capital Resource Fund                       75,780            47,786
DMS              AXP SM Variable Portfolio-- Cash Management Fund                      305,315           844,529
DIE              AXPSM Variable Portfolio-- International Fund                           8,754             5,319
DMG              AXPSM Variable Portfolio-- Managed Fund                                34,964            90,990
DAG              AXPSM Variable Portfolio-- Strategy Aggressive Fund                    29,497            67,818
DGR              American Century VP Capital Appreciation                               15,526            48,257
DVL              American Century VP Value                                              17,303            50,336
DII              INVESCO VIF-- Equity Income Fund                                       52,828           157,145
DSG              Janus Aspen Series Growth Portfolio: Institutional Shares             614,577           672,558
DWG              Janus Aspen Series Worldwide Growth Portfolio:                        942,876         1,145,676
                 Institutional Shares
DVC              Warburg Pincus Trust-- Global Post-Venture Capital                     14,436            10,956
                 Portfolio
                 Combined Variable Account                                          $2,117,576        $3,186,314

7. YEAR 2000 (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of American Centurion Life and the Account. All of the major systems used by the American Centurion Life and the Account are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. American Centurion Life's businesses are heavily dependent upon AEFC's computer systems and have significant interactions with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to American Centurion Life, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on American Centurion Life's and the Account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on American Centurion Life's and the variable account's business, results of operations, or financial condition as a result of the Year 2000 issue.



REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
AMERICAN CENTURION LIFE ASSURANCE COMPANY
We have audited the accompanying balance sheets of American Centurion Life Assurance Company (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Centurion Life Assurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

February 3, 2000
Minneapolis, Minnesota

--------------------------------------------------------------------------------

AMERICAN CENTURION LIFE ASSURANCE COMPANY
BALANCE SHEETS
DECEMBER 31,
($ THOUSANDS, EXCEPT SHARE AMOUNTS)

                                            1999      1998

 ASSETS
------------------------------------------------------------
Investments:
  Fixed maturities:
    Held to maturity, at amortized cost
     (fair value:
      1999, $10,939; 1998, $14,307)       $ 10,971  $ 13,894
    Available for sale, at fair value
     (amortized cost:
      1999, $315,486; 1998, $269,483)      297,251   273,873
                                          ------------------
                                           308,222   287,767
  Mortgage loans on real estate             11,691        --
------------------------------------------------------------
      Total investments                    319,913   287,767
Cash and cash equivalents                    7,159    13,992
Amounts recoverable from reinsurers          2,389     2,515
Accrued investment income                    4,974     4,364
Deferred policy acquisition costs           16,823    12,864
Deferred income taxes                        6,201        --
Other assets                                    77        69
Separate account assets                     24,597    12,614
------------------------------------------------------------
      Total assets                        $382,133  $334,185

 LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------------------------------
Liabilities:
  Future policy benefits:
    Fixed annuities                       $317,709  $268,348
    Traditional life insurance               1,653     1,724
    Disability income insurance                 85       225
  Policy claims and other policyholders'
    funds                                      672     2,048
  Deferred income taxes                         --     1,758
  Other liabilities                            701       463
  Separate account liabilities              24,597    12,614
------------------------------------------------------------
      Total liabilities                    345,417   287,180
Stockholder's equity:
  Capital stock, $10 par value per
    share;
    100,000 shares authorized, issued
     and outstanding                         1,000     1,000
    Additional paid-in capital              26,600    26,600
  Accumulated other comprehensive (loss)
    income:
    Net unrealized securities (losses)
     gains                                 (11,102)    2,512
  Retained earnings                         20,218    16,893
------------------------------------------------------------
      Total stockholder's equity            36,716    47,005
------------------------------------------------------------
      Total liabilities and
       stockholder's equity               $382,133  $334,185
------------------------------------------------------------

See accompanying notes.

--------------------------------------------------------------------------------

AMERICAN CENTURION LIFE ASSURANCE COMPANY
STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31,
($ THOUSANDS)

                                            1999      1998      1997
Revenues:
  Net investment income                   $23,693   $18,990   $13,331
  Contractholder charges                      760       568       318
  Mortality and expense risk fees             242        87         8
  Net realized gain on investments            153        39        25
----------------------------------------------------------------------
      Total revenues                       24,848    19,684    13,682
Benefits and expenses:
  Death and other benefits on investment
    contracts                                (117)       72         2
  Interest credited on investment
    contracts                              15,290    12,838     8,887
  Amortization of deferred policy
    acquisition costs                       1,413       624       114
  Other operating expenses                  2,511     2,260     1,324
----------------------------------------------------------------------
      Total expenses                       19,097    15,794    10,327
----------------------------------------------------------------------
Income before income taxes                  5,751     3,890     3,355
Income taxes                                2,426     1,574     1,389
----------------------------------------------------------------------
Net income                                $ 3,325   $ 2,316   $ 1,966
----------------------------------------------------------------------

See accompanying notes.

--------------------------------------------------------------------------------

AMERICAN CENTURION LIFE ASSURANCE COMPANY
STATEMENTS OF STOCKHOLDER'S EQUITY
THREE YEARS ENDED DECEMBER 31, 1999
($ THOUSANDS)

                                                                                ACCUMULATED
                                                                                   OTHER
                                              TOTAL                ADDITIONAL  COMPREHENSIVE
                                          STOCKHOLDER'S  CAPITAL    PAID-IN    (LOSS) INCOME,  RETAINED
                                             EQUITY       STOCK     CAPITAL      NET OF TAX    EARNINGS
Balance, December 31, 1996                   $31,074      $1,000     $16,600       $    863    $12,611
Comprehensive income:
  Net income                                   1,966          --          --             --      1,966
  Unrealized holding losses arising
    during the year, net of deferred
    policy acquisition costs of $(259)
    and taxes of $(1,231)                      2,286          --          --          2,286         --
  Reclassification adjustment for gains
    included in net income, net of tax
    of $5                                        (10)         --          --            (10)        --
-------------------------------------------------------------------------------------------------------
  Other comprehensive income                   2,276          --          --          2,276         --
-------------------------------------------------------------------------------------------------------
  Comprehensive income                         4,242
Capital contribution from parent              10,000          --      10,000             --         --
-------------------------------------------------------------------------------------------------------
Balance, December 31, 1997                    35,316       1,000      16,600          3,139     14,577
Comprehensive income:
  Net income                                   2,316          --          --             --      2,316
  Unrealized holding losses arising
    During the year, net of deferred
      policy acquisition costs of $135
      and taxes of $327                         (608)         --          --           (646)        --
  Reclassification adjustment for gains
    included in net income, net of tax
    of $10                                       (19)         --          --             19         --
-------------------------------------------------------------------------------------------------------
  Other comprehensive loss                      (627)         --          --           (627)        --
-------------------------------------------------------------------------------------------------------
  Comprehensive income                         1,689
Capital contribution from IDS Life            10,000          --      10,000             --         --
-------------------------------------------------------------------------------------------------------
Balance, December 31, 1998                    47,005       1,000      26,600          2,512     16,893
Comprehensive income:
  Net income                                   3,325          --          --             --      3,325
  Unrealized holding losses arising
    During the year, net of deferred
      policy acquisition costs of
      $1,680, and taxes of $7,216            (13,401)         --          --        (13,401)        --
  Reclassification adjustment for gains
    included in net income, net of tax
    of $114                                     (213)         --          --           (213)        --
-------------------------------------------------------------------------------------------------------
  Other comprehensive loss                   (13,614)         --          --        (13,614)        --
-------------------------------------------------------------------------------------------------------
  Comprehensive loss                         (10,289)
-------------------------------------------------------------------------------------------------------
Balance, December 31, 1999                   $36,716      $1,000     $26,600       ($11,102)   $20,218
-------------------------------------------------------------------------------------------------------

See accompanying notes

--------------------------------------------------------------------------------

AMERICAN CENTURION LIFE ASSURANCE COMPANY
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31,
($ THOUSANDS)

                                            1999      1998      1997
Cash flows from operating activities:
  Net income                              $  3,325  $  2,316  $  1,966
  Adjustments to reconcile net income to
    net cash used in operating
    activities:
    Change in amounts recoverable from
     reinsurers                                126       213        --
    Change in accrued investment income       (610)   (1,244)   (1,016)
    Change in deferred policy
     acquisition costs, net                 (2,279)   (3,718)   (5,175)
    Change in other assets                      (8)    1,522    (1,536)
    Change in liabilities for future
     policy benefits for traditional
     life and disability income
     insurance                                (211)     (160)        1
    Change in policy claims and other
     policyholders' funds                   (1,376)     (257)    1,614
    Deferred income tax (benefit)
     provision                                (629)     (295)      574
    Change in other liabilities                238      (278)      707
    (Accretion of discount) amortization
     of premium, net                          (408)      (46)        7
    Net realized gain on investments          (153)      (39)      (25)
    Other, net                                (125)       (1)        7
----------------------------------------------------------------------
      Net cash used in operating
       activities                           (2,110)   (1,987)   (2,876)
----------------------------------------------------------------------
Cash flows from investing activities:
  Fixed maturities held to maturity:
    Maturities                               2,884     3,770     1,847
  Fixed maturities available for sale:
    Purchases                              (83,722)  (87,699)  (86,006)
    Maturities                              24,965    22,581     8,438
    Sales                                   13,480     6,695     1,303
  Other investments:
    Purchases                              (11,744)       --
    Sales                                       53        --        --
  Change in due to brokers                      --    (4,941)       24
----------------------------------------------------------------------
      Net cash used in investing
       activities                          (54,084)  (59,594)  (74,394)
----------------------------------------------------------------------
Cash flows from financing activities:
  Activity related to investment
    contracts:
    Considerations received                 69,806    78,367    82,656
    Surrenders and other benefits          (35,735)  (29,388)  (24,373)
    Interest credited to account
     balances                               15,290    12,838     8,887
  Capital contribution from parent              --    10,000        --
----------------------------------------------------------------------
      Net cash provided by financing
       activities                           49,361    71,817    67,170
----------------------------------------------------------------------
Net (decrease) increase in cash and cash
  equivalents                               (6,833)   10,236   (10,100)
Cash and cash equivalents at beginning
  of year                                   13,992     3,756    13,856
----------------------------------------------------------------------
Cash and cash equivalents at end of year  $  7,159  $ 13,992  $  3,756
----------------------------------------------------------------------

See accompanying notes.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS
American Centurion Life Assurance Company (the Company) is a stock life insurance company that is domiciled in New York and licensed to transact insurance business in New York, Alabama and Delaware. The Company's principal product is deferred annuities which are issued primarily to individuals who are New York residents. It offers single premium and installment premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well.

BASIS OF PRESENTATION
The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS
Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance (see Note 4).

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of deferred policy acquisition costs and deferred income taxes.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Mortgage loans on real estate are carried at amortized cost less an allowance for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in an allowance for mortgage loan losses. The allowance for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the allowance account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses.

--------------------------------------------------------------------------------

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

Supplementary information to the statements of cash flows for the years ended December 31, is summarized as follows:

                                      1999   1998   1997
---------------------------------------------------------
Cash paid during the year for:
  Income taxes                       $2,700  $ 42  $2,404
  Interest on borrowings                 11   332       7

CONTRACTHOLDER CHARGES
Contractholder charges include surrender charges and fees collected regarding the issue and administration of annuity contracts.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using primarily the interest method.

For variable annuities and variable universal life insurance, the amortization of deferred acquisition costs can be impacted by separate account asset performance. The Company generally assumes assets will appreciate at a constant rate, and considers whether recent fluctuations from that rate are temporary and likely to correct.

LIABILITIES FOR FUTURE POLICY BENEFITS
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities are determined as the present value of guaranteed benefits and the intrinsic value of index-based benefits.

FEDERAL INCOME TAXES
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 1999 and 1998 are $335 receivable from and $178 payable to IDS Life for federal income taxes, respectively.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT BUSINESS
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

ACCOUNTING CHANGES
American Institute of Certified Public Accountants (AICPA) Statement of Position
(SOP) 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use" became effective January 1, 1999. The SOP requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and capitalized by AEFC. As a result, the new rule did not have a material impact on the Company's results of operations or financial condition.

Effective January 1, 1999, the Company adopted AICPA SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. Adoption of the SOP did not have a material impact on the Company's results of operations or financial condition.

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. The ultimate financial effect of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York Insurance Department. Currently, "prescribed" statutory practices are interspersed throughout state insurance laws and regulations, the NAIC's ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. New York has not yet

--------------------------------------------------------------------------------
made a decision regarding whether or not it will accept Codification. While management has not yet determined the impact of Codification to the Company's statutory-basis financial statements, it does not believe the impact will be material.

2. INVESTMENTS
Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1999 are as follows:

                                             GROSS       GROSS
                                AMORTIZED  UNREALIZED  UNREALIZED    FAIR
HELD TO MATURITY                  COST       GAINS       LOSSES      VALUE
----------------------------------------------------------------------------
Corporate bonds and
  obligations                   $ 10,006     $   53     $   115    $  9,944
Mortgage-backed securities           965         30          --         995
----------------------------------------------------------------------------
                                $ 10,971     $   83     $   115    $ 10,939
----------------------------------------------------------------------------
AVAILABLE FOR SALE
----------------------------------------------------------------------------
U.S. Government agency
  obligations                   $  1,064     $   --     $    21    $  1,043
State and municipal
  obligations                        900          6          --         906
Corporate bonds and
  obligations                    211,606        632      14,716     197,522
Mortgage-backed securities       101,916        113       4,249      97,780
----------------------------------------------------------------------------
                                $315,486     $  751     $18,986    $297,251
----------------------------------------------------------------------------

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1998 are as follows:

                                             GROSS       GROSS
                                AMORTIZED  UNREALIZED  UNREALIZED    FAIR
HELD TO MATURITY                  COST       GAINS       LOSSES      VALUE
----------------------------------------------------------------------------
Corporate bonds and
  obligations                   $ 12,483     $  352      $   --    $ 12,835
Mortgage-backed securities         1,411         61          --       1,472
----------------------------------------------------------------------------
                                $ 13,894     $  413      $   --    $ 14,307
----------------------------------------------------------------------------
AVAILABLE FOR SALE
----------------------------------------------------------------------------
U.S. Government agency
  obligations                   $  1,075     $   70      $   --    $  1,145
State and municipal
  obligations                      1,000         48          --       1,048
Corporate bonds and
  obligations                    181,622      6,050       3,782     183,890
Mortgage-backed securities        85,786      2,036          32      87,790
----------------------------------------------------------------------------
                                $269,483     $8,204      $3,814    $273,873
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

The amortized cost and fair value of investments in fixed maturities at December 31, 1999 by contractual maturity are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                          AMORTIZED    FAIR
HELD TO MATURITY                            COST      VALUE
-------------------------------------------------------------
Due in one year or less                   $  5,052   $  5,057
Due from one to five years                   3,557      3,585
Due in more than ten years                   1,397      1,302
Mortgage-backed securities                     965        995
-------------------------------------------------------------
                                          $ 10,971   $ 10,939
-------------------------------------------------------------

                                          AMORTIZED    FAIR
AVAILABLE FOR SALE                          COST      VALUE
-------------------------------------------------------------
Due in one year or less                   $  6,531   $  6,553
Due from one to five years                  19,017     18,661
Due from five to ten years                 124,664    116,727
Due in more than ten years                  63,358     57,530
Mortgage-backed securities                 101,916     97,780
-------------------------------------------------------------
                                          $315,486   $297,251
-------------------------------------------------------------

Fixed maturities available for sale were sold during 1999 with proceeds of $13,480 and gross realized gains and losses of $419 and $92, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $6,695 and gross realized gains and losses of $253 and $224, respectively. Fixed maturities available for sale were sold during 1997 with proceeds of $1,303 and gross realized gains and losses of $14 and $nil, respectively.

At December 31, 1999, bonds carried at $1,064 were on deposit with various states as required by law.

At 12/31/99, fixed maturities comprised 96 percent of the Company's total invested assets.

Securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $51 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

RATING                                      1999      1998
------------------------------------------------------------
Aaa/AAA                                   $103,877  $ 88,286
Aa/AA                                        6,297     4,942
Aa/A                                         4,751     2,509
A/A                                         30,560    26,700
A/BBB                                        8,903    13,439
Baa/BBB                                    129,337   104,236
Baa/BB                                       4,427     5,651
Below investment grade                      38,305    37,614
------------------------------------------------------------
                                          $326,457  $283,377
------------------------------------------------------------

At December 31, 1999, approximately 79 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than ten percent of stockholder's equity.

--------------------------------------------------------------------------------

At December 31, 1999, approximately 4 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                              DECEMBER 31, 1999
                                          --------------------------
                                               ON        COMMITMENTS
REGION                                    BALANCE SHEET  TO PURCHASE
--------------------------------------------------------------------
South Atlantic                               $    --       $2,544
Middle Atlantic                                1,279           --
East North Central                             4,483          106
Mountain                                       2,000           --
West North Central                             2,284           --
New England                                    1,645           --
--------------------------------------------------------------------
                                             $11,691       $2,650
--------------------------------------------------------------------

                                              DECEMBER 31, 1999
                                          --------------------------
                                               ON        COMMITMENTS
PROPERTY TYPE                             BALANCE SHEET  TO PURCHASE
--------------------------------------------------------------------
Department/retail stores                     $ 4,527       $   --
Apartments                                     1,093        1,299
Office buildings                               5,035        1,245
Industrial buildings                           1,036          106
--------------------------------------------------------------------
                                             $11,691       $2,650
--------------------------------------------------------------------

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 1999, the Company's recorded investment in impaired loans was $nil.

Net investment income for the years ended December 31 is summarized as follows:

                                      1999     1998     1997
--------------------------------------------------------------
Interest on fixed maturities         $22,822  $19,338  $13,818
Interest on mortgage loans               281       --       --
Interest on cash equivalents             277      131      276
Other                                    585      132        1
--------------------------------------------------------------
                                      23,965   19,601   14,095
Less investment expenses                 272      611      764
--------------------------------------------------------------
                                     $23,693  $18,990  $13,331
--------------------------------------------------------------

Net realized gain on investments was $153, $39 and $25 for the years ended December 31, 1999, 1998 and 1997, respectively, and was entirely due to sales of fixed maturities.

Changes in net unrealized (depreciation) appreciation of investments for the years ended December 31 are summarized as follows:

                                       1999    1998    1997
------------------------------------------------------------
Fixed maturities available for sale  $(22,625) $(831) $3,761

--------------------------------------------------------------------------------

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31, consists of the following:

                                      1999    1998    1997
-----------------------------------------------------------
Federal income taxes:
  Current                            $2,417  $1,544  $  486
  Deferred                             (629)   (295)    574
-----------------------------------------------------------
                                      1,788   1,249   1,060
State income taxes -- current           638     325     329
-----------------------------------------------------------
Income tax expense                   $2,426  $1,574  $1,389
-----------------------------------------------------------

Increases to the income tax provision applicable to pretax income based on the statutory rate for the years ended December 31, are attributable to:

                                  1999                1998                1997
                           ------------------  ------------------  ------------------
                           PROVISION   RATE    PROVISION   RATE    PROVISION   RATE
-------------------------------------------------------------------------------------
Federal income taxes
  based on the statutory
  rate                      $2,013      35.0%   $1,361      35.0%   $1,174      35.0%
Increases are
  attributable to:
  State tax, net               415       7.2       211       5.4       214       6.4
  Other, net                    (2)       --         2       0.1         1         0
-------------------------------------------------------------------------------------
Total income taxes          $2,426      42.2%   $1,574      40.5%   $1,389      41.4%
-------------------------------------------------------------------------------------

Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

                                           1999     1998
----------------------------------------------------------
Deferred income tax assets:
Policy reserves                           $ 4,326  $ 3,049
Investments                                 6,070       --
----------------------------------------------------------
    Total deferred income tax assets       10,396    3,049
----------------------------------------------------------
Deferred income tax liabilities:
  Deferred policy acquisition costs         3,900    3,234
  Investments                                  --    1,518
  Other                                       295       55
----------------------------------------------------------
    Total deferred income tax
     liabilities                            4,195    4,807
----------------------------------------------------------
    Net deferred income tax
     assets/(liabilities)                 $ 6,201  $(1,758)
----------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be

--------------------------------------------------------------------------------
approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $9,149 and $7,512 as of December 31, 1999 and 1998, respectively (see note 9 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory net income and surplus).

5. RELATED PARTY TRANSACTIONS
The Company participates in the American Express Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $4, $3 and $nil in 1999, 1998 and 1997, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1999, 1998 and 1997 were $19, $19 and $23, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. Costs of these plans charged to operations in 1999, 1998 and 1997 were $nil.

Charges by IDS Life and AEFC for use of joint facilities, marketing services and other services aggregated $2,751, $2,910 and $2,536 for 1999, 1998 and 1997,
respectively. Certain of these costs are included in deferred policy acquisition costs.

6. LINES OF CREDIT
The Company has an available line of credit with AEFC of $10,000 at AEFC's cost of funds. The interest rate for the line of credit is established by reference to various indicies plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 1999 or 1998.

7. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits. The Company had been named as a co-defendant in one of these lawsuits. It is expected the settlement will provide $215 million of benefits to more than 2 million participants. The agreement in principle to settle also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies including a definitive agreement and court approval. The portion of the settlement allocated to the Company did not have a material impact on the Company's financial position or results from operations.

The Company has an agreement whereby it ceded 100 percent of a block of individual life insurance and individual annuities to an unaffiliated company. At December 31, 1999 and 1998, traditional life insurance in-force aggregated $168,830 and $191,972, respectively, of which $168,595 and $191,737 were reinsured at the respective year ends. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $1,289, $1,354 and $1,346 for the years ended December 31, 1999, 1998 and 1997. Reinsurance recovered from reinsurers amounted to $1,602, $601 and $718 for the years ended December 31, 1999, 1998 and 1997. Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

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
8. FAIR VALUES OF FINANCIAL INSTRUMENTS

The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                             DECEMBER 31,
                                --------------------------------------
                                       1999                1998
                                ------------------  ------------------
                                CARRYING    FAIR    CARRYING    FAIR
FINANCIAL ASSETS                 AMOUNT    VALUE     AMOUNT    VALUE
----------------------------------------------------------------------
Investments in fixed
  maturities (Note 2)
  Held to maturity              $ 10,971  $ 10,939  $ 13,894  $ 14,307
  Available for sale             297,251   297,251   273,873   273,873
Mortgage loans on real estate
  (Note 2)                        11,691    11,182        --        --
Cash and cash equivalents
  (Note 1)                         7,159     7,159    13,992    13,992
Separate account assets           24,597    24,597    12,614    12,614
FINANCIAL LIABILITIES
----------------------------------------------------------------------
Future policy benefits for
  fixed Annuities               $317,600  $305,733  $268,285  $258,578
Separate account liabilities      24,597    23,394    12,614    11,851

At December 31, 1999 and 1998, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $109 and $63, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1999 and 1998. The fair values of deferred annuities and separate account liabilities are estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1999 and 1998.

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14

9. STATUTORY INSURANCE ACCOUNTING PRACTICES
Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                       1999      1998     1997
----------------------------------------------------------------
Net income, per accompanying
  financial statements               $  3,325  $  2,316  $ 1,966
Deferred policy acquisition costs      (2,279)   (3,719)  (5,175)
Adjustments of future policy
  benefit liabilities                   2,793     2,540    2,222
Deferred federal income taxes            (629)     (295)     574
IMR gain/loss transfer and
  amortization                           (230)     (148)     (16)
Deferred surrender charge                 513       665       --
Other, net                                175      (252)     255
----------------------------------------------------------------
Net income (loss), on basis of
  statutory accounting practices     $  3,668  $  1,107  $  (174)
----------------------------------------------------------------
Stockholder's equity, per
  accompanying financial statements  $ 36,716  $ 47,005
Deferred policy acquisition costs     (16,823)  (12,864)
Adjustments of future policy
  benefit liabilities                  10,361     8,694
Adjustments of reinsurance ceded
  reserves                             (2,390)   (2,515)
Deferred federal income taxes          (6,201)    1,758
Asset valuation reserve                (4,021)   (2,986)
Net unrealized gain on investments     18,408    (4,390)
Interest maintenance reserve             (456)     (227)
Other, net                              1,155       637
----------------------------------------------------------------
Stockholder's equity on basis of
  statutory accounting practices     $ 36,749  $ 35,112
----------------------------------------------------------------

10. YEAR 2000 (UNAUDITED)
The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company. All of the major systems used by the Company are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Company's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to the Company, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of December 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of December 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on the Company's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. At December 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since January 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on the Company's business, results of operations, or financial condition as a result of the Year 2000 issue.

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